Cade Industries, Inc.

                              * * *

                          Exhibit Index

                               to

  Quarterly Report on Form 10-Q for the period ended March 31, 1995


Exhibit                     Incorporated Herein       Filed
Number     Description        by Reference To:       Herewith

27         Financial Data                               X
           Schedule




104241.01